UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

Modiv Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40814	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Newport Center Drive
Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, $0.001 par value per share	MDV	New York Stock Exchange
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share	MDV.PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 23, 2022, Modiv Inc. (the “Registrant”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Registrant’s definitive proxy statement as filed with the Securities and Exchange Commission on Schedule 14A on June 15, 2022.

Proposal No. 1 – The election of seven directors for a term expiring at the 2023 annual meeting of stockholders and until their successors are duly elected and qualify

All of the director nominees listed below were elected by the Registrant’s stockholders to hold office until the next annual meeting of stockholders in 2023 and until his respective successor has been duly elected and qualifies or until his earlier resignation or removal, as follows:

Nominee	Votes For	Withheld	Broker Non-Votes
Aaron S. Halfacre	3,071,967	811,259	448,982
Adam Markman	3,114,267	768,959	448,982
Asma Ishaq	3,055,648	827,578	448,982
Curtis B. McWilliams	3,107,883	775,343	448,982
Thomas H. Nolan, Jr.	3,108,062	775,164	448,982
Kimberley Smith	3,115,193	768,033	448,982
Connie Tirondola	3,104,299	778,927	448,982

Proposal No. 2 – The ratification of the appointment of Baker Tilly US, LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2022

The Registrant’s stockholders of record ratified the appointment of Baker Tilly US, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as follows:

Votes For	Votes Against	Abstentions
3,734,258	269,460	328,490

Proposal No. 3 – Approval on an advisory (non-binding) basis the compensation paid to the Registrant’s named executive officers for the year ended December 31, 2021.

The Registrant’s stockholders of record approved on an advisory (non-binding) basis, the compensation paid to the Registrant’s named executive officers for the year ended December 31, 2021, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,611,453	828,041	443,732	448,982

Proposal No. 4 – Approval on an advisory (non-binding) basis, the frequency (whether every one year, every two years, or every three years) of future stockholder say on pay votes

The Registrant’s stockholders of record approved on an advisory (non-binding) basis, the frequency (whether every one year, every two years, or every three years) of future stockholder say on pay votes, as follows:

One Year	Two Years	Three Years	Abstentions
3,236,784	138,438	148,588	359,416

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INC. (Registrant)

By:	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer

Date: August 24, 2022